NORTHSTAR CORPORATE INCOME FUND

Supplement dated January 27, 2017

to the Prospectus dated July 15, 2016

This supplement provides new and additional information beyond that contained in the prospectus. It should be retained and read in conjunction with the prospectus. Terms not defined herein shall have the meanings ascribed to them in the prospectus.

Prospectus Updates

OZ Institutional Credit Management LP no longer serves as investment sub-adviser to NorthStar Corporate Income Fund (the “Fund”) or NorthStar Corporate Income Master Fund (the “Master Fund”). Effective January 19, 2017, Brett Steven Klein resigned as a Trustee of the Board of Trustees (the “Board”) of the Fund and the Master Fund. In addition, commencing on March 1 2017, the Board’s compensation will be reduced. Accordingly, the disclosure in the Prospectus is revised as follows:

•	All references to OZ Institutional Credit Management LP, Och-Ziff Capital Management Group LLC, OZ Corporate Investors, LLC, the Sub-Adviser, and any related personnel are hereby deleted in their entirety.

•	All references to Brett Steven Klein as a Trustee are hereby deleted in their entirety.

•	All references to the number of Trustees and Independent Trustees serving on the Board are updated to reflect that the Board is comprised of four Trustees, three of whom are Independent Trustees.

•	As of March 1, 2017, the Independent Trustees are entitled to receive from the Master Fund a fee per Board meeting attended of $2,000, and an additional fee per committee meeting attended of $1,000. The Independent Trustees will no longer receive an annual fixed fee and the audit committee chairperson/lead Independent Trustee will no longer receive an annual retainer.